PremierWest BANCORP

Territory Expansion



PORTLAND
I-5
97
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
EAGLE POINT
CENTRAL POINT
MEDFORD
ASHLAND
KLAMATH FALLS
Oregon
California
YREKA
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
ROSEVILLE
WOODLAND
SACRAMENTO

People doing business with people.

Strategic Rationale

Expansion in Attractive Markets	– Larger exposure to sizeable growth market – all Stockmans' branches in the Sacramento MSA – Become the 14th largest bank by deposits (from 38th) in the Sacramento MSA(1)
Experienced Management Team	– Experienced and local management to remain with combined company – Executive team has 96 total years and 24 average years of banking experience
Add Size and Scale	– Add $201.8 million in net loans and $305.7 million in deposits in the Sacramento MSA(2) – Add 5 branches to PremierWest's current 2 branch system in Sacramento MSA
Improved Liquidity	– Combined company loan/deposit ratio drops to 98.1% – PremierWest's loan/deposit ratio is 108.2% and Stockmans' loan/deposit ratio is 67.3%(2)
Exceptional Credit Culture	– 5-year average non-performing assets/total assets of 0.13% – 5-year average net charge-offs/loans of -0.02%
Complimentary Operating Model	– Operating model complimentary to PremierWest – Focused on high level of service to the local business and residential communities
Financial Attractive Transaction	– Accretive to GAAP earnings per share in first full year of operations after closing – Conservative cost savings assumptions with no revenue enhancements factored into modeling – Transaction pricing includes a 16.6x price/LTM earnings multiple

(1) Source: SNL Financial; based on deposits as of 6/30/2007

(2) As of 9/30/2007

PremierWest BANK

Transaction Summary

Consideration ⇒

	Stock Component	$68.31 million(1)
+	Cash Component	$22.77 million
	Total Consideration	$91.08 million

Pricing Mechanism ⇒ Fixed Exchange Ratio within PRWT stock price of $14.00 and $11.50 per share

If PRWT stock price is above $14.00 or below $11.50, Cash Component can be decreased or increased accordingly

Transaction Mixture ⇒ Approximately 75% Stock / 25% Cash

Board of Directors ⇒ Gary Wright, CEO of SFG, will join the PremierWest Bancorp and PremierWest Bank Boards

Management Team ⇒ Employment agreements executed with key senior officers

Expected Closing ⇒ Q1 2008

SFG Financials ($ in thousands)	*9/30/2007*
LTM Earnings(2)	$5,488
Book Value	$35,980
Tangible Book Value	$35,980
Core Deposits(3)	$173,181
Assets	$377,909

Pricing Multiples	*9/30/2007*
Price / LTM Earnings(2)	16.6x
Price / Book Value	253.13%
Price/ Tangible Book Value	253.13%
Core Deposit Premium(3)	31.81%
Price / Assets	24.10%

(1) 5,357,426 PRWT shares x $12.75 PRWT stock price

(2) Earnings have been tax affected 38.25% due to Sub-Chapter S status

(3) Excludes jumbo CDs, brokered deposits and public deposits (core deposits represent 56.7% of SFG's total deposits)

Individual and Pro Forma Financials

All numbers YTD as of 9/30/2007

($ in thousands)	PRWT	SFG	Pro Forma
Branches	40	5	45
Assets	$1,114,913	$377,909	$1,492,822
Gross Loans	$1,002,441	$205,683	$1,208,124
Net Loans	$991,054	$201,831	$1,192,885
Deposits	$926,401	$305,650	$1,232,051
Loans/ Deposits	108.21%	67.29%	98.06%
Revenue	$67,842	$21,706	$89,548
Net Income (1)	$11,352	$3,887	$15,239
Net Interest Margin	5.83%	4.31%	
ROAA (1)	1.44%	1.39%	
ROAE (1)	12.46%	15.23%	
NPAs/Assets (2)	0.37%	0.66%	0.44%
NCO/Average Loans	0.02%	0.00%	0.01%
Reserves/Total Loans	1.14%	1.73%	1.24%

(1) Earnings have been tax affected at 38.25% due to Sub-Chapter S status

(2) Current SFG NPAs/Assets result from a single relationship identified by SFG prior to due diligence

Note: pro forma figures do not include merger adjustments

PremierWest BANK

Experienced Senior Management

Name	Position	Years Experience
Gary Wright	President & CEO	33 years
Jack Dalton	Chief Credit Officer	27 years
Jon Blackstad	Chief Operating Officer	22 years
Todd DeVoogd	Chief Financial Officer	14 years

Stockmans' 4 top executives have a combined 96 years of banking experience between them; an average of 24 years for each senior banker

Geographic Footprint



SFG Branch Location
PRWT Branch Location
WASHINGTON
OREGON
CALIFORNIA
NEVADA
UNITED
Portland
Salem
Eugene
Redding
Chico
Sacramento
Stockton
Modesto
San Francisco
San Jose
Fresno
Bakersfield
Las Vegas
Yuba City
Woodland
Rocklin
Roseville
Citrus Heights
North Highlands
Folsom
Rancho Cordova
Carmichael
Arden
West Sacramento
Davis
Florin
Elk Grove
Galt
Lodi
Vacaville
Fairfield
Auburn
Placerville
Jackson

- *PRWT's geographic footprint will extend further across the Sacramento market with the additional 5 branches*
- *PRWT will have extensive coverage throughout Oregon and Northern California*

Market Growth

Sacramento is anticipated to experience robust population growth – over the next five years the Sacramento MSA's population is expected to grow almost 250,000

Estimated 2007 – 2012 Aggregate Population Growth in PRWT's Markets (1)



Aggregate Population Growth
300,000
250,000
200,000
150,000
100,000
50,000
0
248,187
38,018
16,398
15,061
13,033
6,144
5,522
4,064
2,246
Sacramento MSA, CA
Bend MSA, OR
Medford MSA, OR
Redding MSA, CA
Chico MSA, CA
Red Bluff MSA, CA
Grants Pass MSA, OR
Roseburg MSA, OR
Klamath Falls MSA, OR

Estimated 2007 – 2012 Population Growth in PRWT's Markets (%) (1)



Population Growth (%)
30%
25%
20%
15%
10%
5%
0%
24.37%
11.59%
9.65%
8.19%
8.02%
6.65%
5.90%
3.84%
3.34%
Bend MSA, OR
Sacramento MSA, CA
Red Bluff MSA, CA
Redding MSA, CA
Medford MSA, OR
Grants Pass MSA, OR
Chico MSA, CA
Roseburg MSA, OR
Klamath Falls MSA, OR

PremierWest BANK

(1) Markets by MSA

Market Size

PRWT's presence in its largest market would be significantly strengthened, adding more of a "big market" element to PRWT's geographic footprint

Total Population in PRWT's Markets (1)



Total Population
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
2,141,388
220,904
204,464
183,901
156,004
105,822
83,038
67,237
63,673
Sacramento MSA, CA
Chico MSA, CA
Medford MSA, OR
Redding MSA, CA
Bend MSA, OR
Roseburg MSA, OR
Grants Pass MSA, OR
Klamath Falls MSA, OR
Red Bluff MSA, CA

Sacramento MSA Deposits ($000) (2)



Total Deposits ($000)
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$34,039
$341,286
Increase of 10x
Current
Pro Forma

(1) Markets by MSA

(2) Source: SNL Financial; as of 6/30/2007

PremierWest BANK

Deposit Market Share

Deposit Market Share Summary for the Sacramento - Arden -Arcade - Roseville MSA				
Rank	**Institution**	**2007 Number of Branches**	**2007 Total Deposits in Market ($000)**	**2007 Total Market Share (%)**
1	Wells Fargo & Company (CA)	80	5,631,822	19.62
2	Bank of America Corporation (NC)	60	5,474,159	19.07
3	Wachovia Corporation (NC)	11	2,965,390	10.33
4	Washington Mutual, Inc. (WA)	31	2,595,857	9.04
5	U.S. Bancorp (MN)	41	2,546,229	8.87
6	BNP Paribas Group	12	1,265,840	4.41
7	Umpqua Holdings Corporation (OR)	22	876,930	3.05
8	El Dorado Savings Bank, FSB (CA)	19	760,889	2.65
9	Citigroup Inc. (NY)	13	693,673	2.42
10	UnionBanCal Corporation (CA)	10	640,376	2.23
11	RCB Corporation (CA)	15	635,358	2.21
12	Comerica Incorporated (MI)	1	518,102	1.80
13	First Northern Community Bancorp (CA)	15	399,894	1.39
	Pro Forma Company	***7***	***341,286***	***1.19***
14	American River Bankshares (CA)	6	313,581	1.09
15	Stockmans Financial Group (CA)	5	307,247	1.07
16	Greater Sacramento Bancorp (CA)	4	281,703	0.98
17	Westamerica Bancorporation (CA)	6	277,864	0.97
18	Zions Bancorporation (UT)	3	275,357	0.96
19	First Banks, Inc. (MO)	5	241,742	0.84
20	Five Star Bancorp (CA)	3	238,610	0.83
38	PremierWest Bancorp (OR)	2	34,039	0.12
	Total For Institutions In Market	***432***	***28,710,109***	

PremierWest's presence in the Sacramento MSA will be greatly strengthened, increasing its deposits in market by more than 10x

Note: Data as of 6/30/2007

PremierWest BANK

Loan Composition Analysis

PRWT



C&I
19.8%
Consumer
3.3%
Other
3.1%
C&D
27.5%
1-4 Fam
6.2%
Multi Fam
2.8%
Comm RE
37.4%

SFG



C&I
20.9%
Consumer
0.6%
Other
8.8%
C&D
12.6%
1-4 Fam
0.8%
Multi Fam
0.4%
Comm RE
55.9%

Pro Forma Company



C&I
20.0%
Consumer
2.8%
Other
4.2%
C&D
24.5%
1-4 Fam
5.1%
Multi Fam
2.3%
Comm RE
41.0%

PremierWest BANK

Source: SNL Financial LC

As of 6/30/07

Deposit Composition Analysis

PRWT



Retail Time
18.5%
Jumbo Time
18.2%
Transaction
10.6%
MMDA
52.7%

Noninterest Bearing Deposits (%)
21.76%

SFG



Jumbo Time
43.3%
Transaction
13.4%
Retail Time
10.2%
MMDA
33.1%

Noninterest Bearing Deposits (%)
17.01%

Pro Forma Company



Jumbo Time
24.5%
Retail Time
16.4%
Transaction
11.3%
MMDA
47.8%

Noninterest Bearing Deposits (%)
20.57%

Source: SNL Financial LC
As of 6/30/07

Liquidity

PRWT Loans/Deposits (1)


Deposits
$926 mm
Loans
$1,002mm

Loans/Deposits = 108.21%

SFG Loans/Deposits (1)


Loans
$205 mm
Deposits
$306 mm

Loans/Deposits = 67.29%

Pro Forma Loans/Deposits (1)


Loans
$1,208 mm
Deposits
$1,232 mm

Loans/Deposits = 98.06%

Combined balance sheet reduces PremierWest's reliance on non-core funding; loans/deposit ratio reduced from 108.21% to 98.06%

(1) As of 9/30/2007

Credit Quality

Stockmans Financial Group has impeccable credit quality; over the last five years SFG's average NCOs/Loans has been -0.02%

NCOs/Loans (%)



0.20
0.15
0.10
0.05
0.00
-0.05
-0.10
-0.15
0.14
-0.02
-0.09
0.00
0.00
0.00
0.00
0.00
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
YTD

Reserves/Loans (%)



1.80
1.70
1.60
1.50
1.40
1.30
1.20
1.10
1.00
1.28
1.49
1.47
1.35
1.40
1.24
1.37
1.73
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
YTD

Note: Current non-performing assets result from a single relationship identified by SFG prior to due diligence – current NPAs/Assets is 0.66%

Returns on Assets & Equity

Stockmans Financial Group has progressively generated improving returns throughout its 15+ year history

Return on Average Assets (1), 1991 - 2007



ROAA(%)
2.5
2.0
1.5
1.0
0.5
0.0
1991Y
1992Y
1993Y
1994Y
1995Y
1996Y
1997Y
1998Y
1999Y
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007YTD

Return on Average Equity (1), 1991 - 2007



ROAE(%)
20.0
16.0
12.0
8.0
4.0
0.0
1991Y
1992Y
1993Y
1994Y
1995Y
1996Y
1997Y
1998Y
1999Y
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007YTD

(1) Earnings have been tax affected at 38.2% due to Sub-Chapter S Status.

Note: YTD as of 9/30/2007

PremierWest BANK

Manageable Execution Risk

- PremierWest's success in integrating prior acquisitions, including United Bancorp, Timberline Bancshares, and Mid Valley Bank
  - Timberline Bancshares (acquired in 2001) and Mid Valley Bank (acquired in 2004) acquisitions were Northern California banks
- PremierWest and Stockmans Financial Group have similar cultures
- Stockmans' management team stays intact
- Realistic cost savings primarily from operating synergies and back-office processes; minimal staffing savings
- Adequate pro forma capital ratios at close
  - No equity or Trust Preferred needed to remain "well-capitalized"

Summary

- ✓ *Consistent with Territory Growth Strategy*
- ✓ *Expansion in Larger and Fast Growth Markets*
- ✓ *Compatible Growth and Profitability Profiles*
- ✓ *Strong Credit Culture*
- ✓ *Improved Liquidity with Low Loan/Deposit Ratio*
- ✓ *Manageable Execution Risk*
- ✓ *Solid Transaction Economics*

Forward-Looking Statements and Additional Information

- *This presentation includes forward-looking statements within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including those set forth from time to time in PremierWest's filings with the SEC. You should not place undue reliance on forward-looking statements and we undertake no obligation to update any such statements. We make forward-looking statements in this presentation regarding the completion of the merger, the pro forma financials of the combined companies, population growth, market share, and improved liquidity. Specific risks related to the merger include whether the merger is approved by shareholders, whether the companies receive regulatory approvals, the timing of closing, whether the companies have accurately predicted acquisition and consolidation expenses, the timing and amount of savings from consolidation, the expected earnings contributions of both companies and management's ability to effectively integrate the companies.*
- *The foregoing may be deemed to be offering or solicitation materials of PremierWest Bancorp in connection with the proposed merger of Stockmans with and into PremierWest.* ***Before making an investment or voting decision, shareholders of PremierWest and Stockmans are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4, which PremierWest will file with the SEC in connection with the proposed merger, because it will contain important information about PremierWest, Stockmans, the merger and related matters.*** *Information regarding the participants and their security holdings can be found, with respect to PremierWest in PremierWest's most recent proxy statement filed with the SEC, and with respect to PremierWest and Stockmans in the joint proxy statement/prospectus when it is filed with the SEC. All documents filed by PremierWest with the SEC are or will be available for free, both on the SEC web site (http://www.sec.gov) and from PremierWest by directing a request to PremierWest Bancorp, 503 Airport Road, PO Box 40, Medford, OR 97501, and from Stockmans by directing a request to Stockmans Financial Group, 9340 East Stockton Blvd., Elk Grove, California.*